



SOW GOOD

FREEZE DRIED CANDY & SNACKS



Investor Presentation
March 2024



Disclaimers

This presentation is made pursuant to either Section 5(d) or Rule 163B of the Securities Act of 1933, as amended, and is intended solely for investors that are qualified institutional buyers or institutional accredited investors solely for the purposes of familiarizing such investors with Sow Good Inc. (the "Company"). If any offering of securities is made in the future, it will only be made by means of a registration statement (including a prospectus) filed with the SEC, after such registration statement becomes effective. This presentation (together with the oral statements made in connection herewith, the "Presentation") shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The purpose of this Presentation is to provide information to assist in obtaining a general understanding of the Company's business. This document may contain material non-public information concerning the Company, its potential investors, related parties or their respective securities and is being distributed to you on a confidential basis. By receiving this information, you and your affiliates agree to maintain the confidentiality of the information contained herein and that no portion of this Presentation may either be reproduced in whole or in part and that neither this Presentation nor any of its contents may be given or disclosed to any third party without the express written permission of the Company and that the information contained herein is subject to the terms of any confidentiality agreement executed by the Company. By accepting this Presentation, each recipient agrees: (i) to maintain the confidentiality of all information that is contained in this Presentation and not already in the public domain, (ii) to use this Presentation for the sole purpose of evaluating a possible business relationship with the Company and (iii) to use such information in accordance with its compliance policies, contractual obligations and applicable law, including U.S. federal and state securities laws.

Industry and Market Data

We include in this Presentation statements regarding factors that have impacted our industry. Such statements are statements of belief and are based on industry data and forecasts that we have obtained from internal company surveys, publicly available information, industry publications and surveys and third-party studies. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of such information. Certain market, ranking and industry data included in this Presentation, including the size of certain markets and our size or position and the positions of our competitors within these markets, including our services relative to our competitors, are based on estimates of our management. These estimates have been derived from our management's knowledge and experience in the market in which we operate, as well as information obtained from internal company surveys, industry publications and surveys, third-party studies and other publicly available information related to the market in which we operate. Unless otherwise noted, all of our market share and market position information presented in this Presentation is an approximation based on management's knowledge. In addition, while we believe that the industry information included herein is generally reliable, such information is inherently imprecise. While we are not aware of any misstatements regarding the industry data presented herein, our estimates involve risks and uncertainties and are subject to change based on various factors.

Trademarks

This Presentation includes our trademarks and trade names which are protected under applicable intellectual property laws and are our property. This Presentation also contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. Solely for convenience, trademarks, trade names and service marks referred to in this Presentation may appear without the ®, ™ or SM symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent permitted under applicable law, our rights or the right of the applicable licensor to these trademarks, trade names and service marks. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with or endorsement or sponsorship of us by these other parties.

Forward-Looking Statements

Certain statements made in this Presentation and oral statements made from time to time by representatives of the Company are "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. All statements contained in this Presentation other than statements of historical facts, including statements regarding our future results of operations and financial position, our strategic and financial initiatives, our business strategy and plans and our objectives for future operations, are forward looking statements. Forward-looking statements may generally be identified by the use of words such as "estimate," "projects," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "would," "should," "future," "propose," "potential," "target," "goal," "objective," "outlook" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the financial position, business strategy and the plans and objectives of management for future operations of the Company. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the Company's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking events and circumstances are inherently uncertain and may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon any forward-looking statements as predictions of future events.

Use of Non-GAAP Financial Metrics

This Presentation contains certain financial information that does not adhere to the generally acceptable accounting practice ("GAAP") in the United States. These non-GAAP financial measures include Adjusted EBITDA and Adjusted EBITDA Margin. Adjusted EBITDA is net income (loss) excluding depreciation and amortization with additional adjustments for stock-based compensation expense and other non-cash or non-recurring items. Non-GAAP financial measures are not substitutes for GAAP financial measures and are provided only as supplement to other information. These non-GAAP measures are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to performance measures derived in accordance with GAAP. The Company believes that non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about the Company and are helpful in highlighting trends in its core operating performance compared to other measures, which can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments, among other things. In addition, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, the Company's non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Please refer to slide [17] for a reconciliation of non-GAAP financial measures to their nearest corresponding GAAP measures.

Management Team



Ira Goldfarb
Co-Founder & Chairman

- 30+ years of retail, manufacturing and freeze drying experience
- Proven track record of success in freeze drying design and production

PRAIRIE DOG Pet Products



Claudia Goldfarb
Co-Founder & CEO

- Significant expertise in food safety, supply chain and product innovation

PRAIRIE DOG Pet Products

North American Development Bank

Company Overview

Sow Good is a freeze dried candy and snack manufacturer providing customers with innovative freeze dried treats

Overview

- ✓ Leading pioneer in an emerging freeze dried candy market with a retail-ready product assortment, branding and packaging
- ✓ High quality customer base and multi-channel distribution
- ✓ Significant manufacturing expertise with custom built freeze driers and proprietary technology developed in a ~21,000 sq. ft. state-of-the-art facility in Irving, Texas
- ✓ Distinctive and trusted brand with high food quality standards

Key Statistics

March 2023 Candy Launch Date	**$16.1M** 2023 Revenue[1]
18 Product SKUs	**~5,800** Retail Doors

Sales by Channel[2]



E-commerce 2%
Wholesale Distributors 34%
Retail 63%

SOW GOOD

Source: Publicly available filings and company press release.
1) Based on midpoint of Q4 preliminary revenue results.
2) As of Q3 2023.

What is Freeze Dried Candy?

Freeze drying removes moisture from the product, adding a crunch perfect for snackability and concentrating the flavor while extending the shelf-life by years

1. **Hyper Crunchy**
   - Crunchy, not chewy. Expands, doubling or tripling in size, creating the perfectly lightweight airy, snackable treat

2. **Hyper Dried**
   - Removes 99% of moisture, keeping these sweet treats crunchy and just as flavorful for years

3. **Hyper Flavorful**
   - Zero water dilution means intensified flavor with just enough sweetness and big enough to satisfy your sweet tooth in fewer bites


Before
After

Broad Product Mix

Sow Good offers a diverse portfolio of sweet treats across multiple form factors of candy and ice cream

Select Freeze Dried Candy



SOW GOOD
FREEZE DRIED
PEACH PERFECT
CRUNCHY BEARS
SOUR SPHERES
SWEET SQUARES
CRUNCHY WORMS
COOKIE BOMBS
RAINBOW BITES
SWEET SPHERES

Select Freeze Dried Ice Cream



SOW GOOD
FREEZE DRIED ICE CREAM
BERRY CRUNCH BAR

Financial Performance

Revenue

($ in millions)



Preliminary Results[1]
2023 CQGR: 263.3%[2]
$0.2
$1.3
$5.0
$9.6
$9.5
Q1 2023
Q2 2023
Q3 2023
Q4 2023

Gross Margin	61.5%	(105.0)%	46.0%	

Adjusted EBITDA[3]

($ in millions)



$0.6
Q1 2023
Q2 2023
Q3 2023
$(0.7)
$(0.7)

Adj. EBITDA Margin	(352.0)%	(56.1)%	12.5%

SOW GOOD

Source: Publicly available filings and company press release.
1) Revenue based on Company's Q4 revenue preliminary results of $9.54M - $9.57M.
2) CQGR is based on midpoint of Company's Q4 revenue guidance of $9.54M - $9.57M.
3) Adjusted EBITDA is a non-GAAP metric. For reconciliation of Adjusted EBITDA to the nearest comparable GAAP metric, please see the reconciliation in this Presentation.

Why We Are Unique

Freeze Drying Expertise

- Early adopter of freeze dried candy with custom in-house freeze driers and proprietary technology and processes
- Custom packaging rooms and processes to optimize quality & crunchiness
- Management team with 20+ years of combined freeze drying process and design experience

Food Safety & Quality

- Product integrity, health and compliance with rigorous safety standards
- SQF-II certified facility (one of the highest food safety certifiers), scored 97 on latest audit
- Dehumidifying technology to ensure no moisture reintroduction to product

Branding & Packaging

- Distinctive, colorful and professional packaging with clear window
- Millions of social media views from organic user-generated content

Production Capacity

Owned Manufacturing

IRVING, TX

- ~21,000 sq. ft warehouse and manufacturing facility, with 4 active freeze driers, 1 currently being installed and 1 in transit
    - Custom built freeze driers using proprietary technology specifically tailored to ensure maximum crunch, flavor and consistency
- Up to $10M per year per freeze drier depending on product mix
- 2 years of pre-commercial development and over $10M of capex investment
- 24/7 production schedule

Co-Manufacturers

COLOMBIA & CHINA

- Easily scalable production to meet rising consumer demand
- Production capacity up to 80 million units per year with minimal capital expenditure
- Meets demanding quality and safety specifications
- Strong relationship history

Production Capacity

(Units in millions)

Total 2024 Production Capacity of 30 Million Units



4.3
47.1%
52.9%
7.2
55.6%
44.4%
9.0
52.2%
47.8%
9.6
52.1%
47.9%
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Owned Manufacturing
Co-Manufacturers

SOW GOOD

Manufacturing & Distribution Facilities

Owned Manufacturing



Production Floor
Irving, TX



Packaging & Distribution
Dallas, TX



Freeze Driers
Irving, TX

Co-Manufacturers



Co-Manufacturing
China



Co-Manufacturing
Colombia

SOW GOOD

Distribution in Early Stages

Product demand consistently outpaces available supply while distribution channels continue to increase scale

Select Customers with Multiple SKUs

ALPINE FOOD DISTRIBUTING, INC.

CB

five BELOW

Redstone Foods Inc

Cracker Barrel

Select Customers in Early Stages

BIG LOTS!

CITITRENDS

claire's

CIRCLE K

IMPERFECT FOODS

HyVee

fye

Kroger FRESH FOR EVERYONE

TARGET

TJX CANADA

five BELOW

Case Study Overview

- Met at tradeshow in January 2023
- Five Below worked with other freeze dried candy suppliers at the time who did not (i) meet demand and (ii) have our brand sophistication or product breadth
- Launched with 2 SKUs in April 2023 in 700 stores
- Exceeded projections, selling out our product in the first few weeks
- Reorders rapidly increased in size and frequency. We now supply 8 SKUs to all 1,550 stores
- Highly collaborative relationship with buyers, using their feedback for new SKU launches such as seasonal line

Reasons for Success

- Strong Branding
- Distinctive Packaging
- Broad SKU assortment
- Commitment to Quality
- Ability to Execute

Total Units Sold


2
0.2M
4
1.1M
7
2.1M
Q2 2023
Q3 2023
Q4 2023
Number of SKUs
Total Units Sold

Growing Market Opportunity

The North American sugar confectionery industry is expected to grow 6% annually

North America Sugar Confectionery Sales[1]



($ in billions)
2021 - 2028 CAGR: 6.0%
$14.9
$17.6
$19.9
$21.0
$21.8
$22.5
$23.1
$23.6
2021
2022
2023
2024
2025
2026
2027
2028

Freeze Dried Candy

- Rapidly growing demand from large retailers and distributors
- Competitors consist of smaller, locally-focused companies with limited production capacity
- 61% of candy shoppers occasionally or frequently seek out products they have never purchased before[2]

SOW GOOD

Source: Euromonitor and National Confectioners Association ("NCA")
1) Euromonitor Sugar Confectionery in North America Datagraphics report published July 2023.
2) National Confectioners Association Industry Report (March 6,2023).

Investment Highlights

- Proprietary freeze drying machinery, production & packaging infrastructure
- Diverse grocery, convenience store and mass distribution
- SQF-II certified production facility
- Rapidly expanding production capacity to meet unmet customer demand
- Positioned at the forefront of emerging freeze dried candy industry
- Agile approach to product development enables swift SKU expansion

Financial Overview

Summary Income Statement

	3 Months Ended			Preliminary Results
	3/31/2023	6/30/2023	9/30/2023	12/31/2023
Net Revenue	$198,930	$1,315,347	$5,034,203	$9,555,000[1]
% Growth		*561.2%*	*282.7%*	*89.8%*
Costs of Goods Sold	$76,680	$2,688,497	$2,717,253	
Gross Profit	$122,250	($1,380,473)	$2,316,949	
% Gross Margin	*61.5%*	*(105.0)%*	*46.0%*	
Operating Expenses	$1,025,444	$1,092,918	$1,979,324	
Operating Income	$(903,194)	$(2,473,391)	$337,625	
% of Net Revenue	*(454.0)%*	*(188.0)%*	*6.7%*	
Other Income / (Expense)	$498,336	$847,509	$3,641	
Net Income	$(1,401,530)	$(3,320,900)	$333,984	
% of Net Revenue	*(704.5)%*	*(252.5)%*	*6.6%*	
Adjusted EBITDA	$(700,140)	$(738,234)	$629,060	
% of Net Revenue	*(352.0)%*	*(56.1)%*	*12.5%*	

SOW GOOD

Source: Publicly available filings and company press releases.
1) Based on midpoint of preliminary results range.

Adjusted EBTIDA Reconciliation

	3 Months Ended		
	3/31/2023	6/30/2023	9/30/2023
Adjusted EBITDA Reconciliation			
Net Income	$(1,401,530)	$(3,320,900)	$333,984
Interest Expense	498,336	847,509	3,641
Stock Based Compensation	126,836	257,070	140,759
Depreciation Expense	76,218	79,199	150,676
Inventory Write-Down	-	1,398,888	-
Adjusted EBITDA	$(700,140)	$(738,234)	$629,060
% of Net Revenue	*(352.0)%*	*(56.1)%*	*12.5%*

Source: Publicly available filings and company press releases.

Balance Sheet

	As of 12/31/2022	As of 9/30/2023
Assets		
Current Assets		
Cash	$276,464	$2,096,672
Accounts Receivable, Net	191,022	1,388,630
Prepaid Expenses	137,692	148,452
Inventory	1,972,879	2,240,670
Total Current Assets	$2,578,057	$5,874,424
Long-Term Assets		
Property and Equipment	$5,543,252	$6,869,528
Less Accumulated Depreciation	508,257	(814,349)
Security Deposit	24,000	36,309
Right-Of-Use Asset	1,261,525	1,551,252
Total Long-Term Assets	$6,320,520	$7,642,740
Total Assets	$8,898,577	$13,517,164

	As of 12/31/2022	As of 9/30/2023
Liabilities and Stockholders' Equity		
Current Liabilities		
Accounts Payable	$452,606	$709,697
Accrued Interest	-	646,382
Accrued Expenses	385,028	283,723
Current Portion of Operating Lease Liabilities	52,543	165,869
Current Maturities of Notes Payable	-	1,300,000
Debt Discount	-	(376,955)
Total Current Liabilities	$890,177	$2,728,716
Long-Term Liabilities		
Operating Lease Liabilities	$1,301,355	$1,493,001
Notes Payable	6,925,000	8,425,000
Debt Discount	(3,028,842)	(1,999,539)
Total Liabilities	$6,087,690	$10,647,178
Stockholders' Equity		
Common Stock	$4,847	$4,942
Additional Paid-In Capital	58,485,602	62,933,052
Accumulated Deficit	(55,679,562)	(60,068,008)
Total Stockholders' Equity	$2,810,887	$2,869,986
Total Liabilities and Stockholders' Equity	$8,898,577	$13,517,164

SOW GOOD

Source: Publicly available filings and company press releases.

Key Market Statistics

Share Price (as of 3/15/2024)	$7.53
52 Week High	$10.25
52 Week Low	$1.06
Average Daily Volume (3 Months)[1]	1,737

Common Shares Outstanding[3]	7.3 million
Market Capitalization[3]	$55.2 million
Cash (as of 9/30/2023)	$2.1 million
Debt (as of 9/30/2023)	$9.7 million
Enterprise Value[4]	$62.3 million

Beneficial Ownership[2]

Holder	Common Stock Equivalent Held[2]	% of Class[2]
Ira Goldfarb, Executive Chairman, Chairman of the Board	3,272,657	58.4%
Claudia Goldfarb, Chief Executive Officer, Interim Chief Financial Officer, Director	2,166,644	38.7%
Lyle Berman, Director	1,162,662	20.8%
Bradley Berman, Director	346,558	6.2%
Chris Ludeman, Director	139,938	2.5%
Joe Mueller, Director	15,894	*
Edward Skemsky, Director	12,500	*
All Directors and Executive Officers as a Group (8 Persons)	5,063,979	90.4%
Benno Fischer	501,029	8.9%

Share Price Performance[5]



$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23
Jan-24
Feb-24
Mar-24
Volume
Share Price

SOW GOOD

Source: Public SEC filings and CapIQ as of 3/15/2024. Note: 52 Week High / Low based on closing price.
1) As of 3/15/2024.
2) Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC.
3) Based on treasury stock method. Common Shares Outstanding as of 11/13/2023. Market Capitalization as of 3/15/2024.
4) Does not include Operating Lease Liabilities.
5) As of 3/15/2024.


THE POSSIBILITIES ARE ENDLESS.
HOW GOOD DOES THAT SOUND?
SOW GOOD! WE KNOW!